                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

         [   ] Preliminary Proxy Statement
         [   ] Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
         [ X ] Definitive Proxy Statement
         [   ] Definitive Additional Materials
         [   ] Soliciting Material Pursuant to Section 240.14a-12


INSTEEL INDUSTRIES, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
(Name of person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No Fee Required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of class of securities to which transaction applies:  _____
         (2)  Aggregate number of securities to which transaction applies:_____
         (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_____
         (4)  Proposed maximum aggregate value of transaction:_____
         (5)  Total fee paid: _________

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid: _____
         (2)  Form, Schedule or Registration Statement No.:_____
         (3)  Filing Party:_____
         (4)  Date Filed:_____

                            INSTEEL INDUSTRIES, INC.
                                1373 Boggs Drive
                        Mount Airy, North Carolina 27030


                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 16, 2001

                               ------------------



To the Shareholders of Insteel Industries, Inc.:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Insteel Industries, Inc., will be held on Friday, February 16, 2001, at 10:00 A.M. local time, at Cross Creek Country Club, 845 Greenhill Road, Mount Airy, North Carolina 27030, for the following purposes:

1. To elect three directors of the Company for three-year terms as set forth in the accompanying Proxy Statement.
2. To transact such other business, if any, as may properly be brought before the meeting or any adjournments thereof.

         Only shareholders of record at the close of business on December 8, 2000 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.


                                             By Order of the Board of Directors



                                             Gary D. Kniskern
                                             Secretary



Mount Airy, North Carolina
January 26, 2001



WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY, SO THAT YOUR SHARES OF COMMON STOCK MAY BE REPRESENTED AND VOTED AT THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF THAT SHAREHOLDER HAS RETURNED AN EXECUTED PROXY CARD.

                            INSTEEL INDUSTRIES, INC.
                                1373 Boggs Drive
                        Mount Airy, North Carolina 27030

                             ----------------------

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 16, 2001


         This Proxy Statement and accompanying Proxy are first being sent to shareholders on or about January 26, 2001, in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of Insteel Industries, Inc. ("Insteel" or the "Company"), to be held on Friday, February 16, 2001, at 10:00 A.M. local time, at Cross Creek Country Club, 845 Greenhill Road, Mount Airy, North Carolina 27030, and at any adjournment thereof.


                                     GENERAL

         The accompanying Proxy is solicited by and on behalf of the Board of Directors of the Company, and the entire cost of such solicitation will be borne by the Company. In addition to solicitation by mail, copies of solicitation material will be furnished to, and arrangements will be made with, brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to their principals, and the Company will reimburse them for their reasonable expenses in so doing. In addition to the original solicitation of proxies by mail, the Company's directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile, electronic communication and personal interviews.

         The Board of Directors has fixed December 8, 2000 as the record date for the determination of shareholders of the Company's common stock (no par value) (the "Common Stock") who are entitled to notice of and to vote at the Annual Meeting. On December 8, there were 8,460,187 outstanding shares of Common Stock of the Company, each entitled to one vote on each matter to be voted upon at the Annual Meeting. The presence in person or by proxy of a majority of the shares of Common Stock outstanding on the record date constitutes a quorum for purposes of conducting business at the Annual Meeting and any adjournment thereof. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof. Abstentions and shares which are withheld as to voting with respect to one or more of the nominees for director will be counted in determining the existence of quorum.

           Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have cumulative voting rights in connection with the election of directors. Shares which abstain from voting in the election of directors, and shares held in "street name" by brokers or nominees who do not indicate a vote on their proxies because they do not have discretionary authority to vote such shares and have not received instructions as to how to vote in the election of directors ("broker non-votes"), will not be counted as votes in favor of any nominee for director, and will also not be counted as votes cast or shares voting on the election of any particular nominee. Accordingly, abstentions and broker non-votes will have no effect on the voting for the election of directors, which requires the affirmative vote of a plurality of the votes cast of by shares entitled to vote for each nominee.

         Prior to its exercise, any shareholder submitting the accompanying Proxy has the right to revoke it by submitting a later dated proxy or by notifying the Secretary of the Company in writing at any time prior to the voting of the Proxy. A Proxy is suspended if the person giving the Proxy attends the meeting and elects to vote in person. Where a choice is specified on any Proxy as to the vote on any matter to come before the meeting, the Proxy will be voted in accordance with such specification. If no specification is made, but the Proxy is properly signed, the shares represented thereby will be voted in favor of electing the three nominees for director named herein.

         Management is not aware that any matters, other than the matters specified above, will be presented for action at the meeting, but, if any other matters do properly come before the meeting, the persons named as agents in the Proxy will vote upon such matters in accordance with their best judgment.


                              ELECTION OF DIRECTORS

         The Company's Bylaws provide that the number of directors, as determined from time to time by the Board of Directors, shall be not less than nine nor more than fifteen. The Board of Directors has fixed the number of directors at nine. The Bylaws further provide that directors shall be divided into three classes serving staggered three-year terms, with each class to be as nearly equal in number as possible.

         The Board of Directors has nominated each of the persons named below to serve a three-year term expiring at the 2004 Annual Meeting of Shareholders or until their successors are elected and qualify. The nominees presently serve as directors of the Company. Other directors will continue in office as indicated. It is not contemplated that any of the nominees will be unable or unwilling for good cause to serve; but, if that should occur, it is the intention of the agents named in the proxy to vote for election of such other person or persons to the office of director as the Board of Directors may recommend.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

         Biographical and certain other information concerning the nominees for director of the Company and the continuing directors is set forth below:

NOMINEES TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2004:

         Howard O. Woltz, Jr., 75, father of H.O. Woltz III, has been employed by the Company and its predecessors in various capacities for more than 45 years and has been a director and Chairman of the Board since 1958 and was President from 1958 to 1968 and from 1974 to 1989. A licensed attorney, Mr. Woltz also served as a Vice President (1950-1988), General Counsel (1951-1988) and a director (1951-1988) of Quality Mills, Inc., which, until its acquisition in 1988 by Russell Corporation, was a publicly held corporation engaged in the business of manufacturing and marketing knit wearing apparel and fabrics. Mr. Woltz serves on the Executive Committee of the Company's Board of Directors.

         C. Richard Vaughn, 61, a director of the Company since 1991, has been employed since 1967 by John S. Clark Company, Inc., a general building contracting company. Mr. Vaughn served as Vice President of John S. Clark from 1967-1970 and President from 1970-1988 and has served as Chairman of the Board and CEO from 1988 to the present. He also is Chairman of Riverside Building Supply, Inc. Mr. Vaughn serves on the Executive Committee and as Chairman of the Executive Compensation Committee of the Company's Board of Directors.

         Louis E. Hannen, 62, a director of the Company since 1995, served in various capacities with Wheat, First Securities, Inc., from 1975 until his retirement as Senior Vice President in 1993. Mr. Hannen has been retired since 1993. Mr. Hannen had 30 years of experience in the securities analysis and research field, starting with the U.S. Securities and Exchange Commission in 1963. Mr. Hannen then worked for Craigie and Company (1965-1970) and Legg Mason Wood Walker, Inc. (1970-1975) before joining Wheat, First Securities. Mr. Hannen serves as Chairman of the Audit Committee of the Company's Board of Directors.

DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2003:

         H. O. Woltz III, 44, a son of Howard O. Woltz, Jr., has been employed by the Company and its subsidiaries in various capacities since 1978, and has been a director of the Company since 1986. From 1981 until 1989, he served as President of Rappahannock Wire Company, a subsidiary of the Company. He served as Vice President of the Company from 1988 to 1989, when he was elected President and Chief Operating Officer. He was elected Chief Executive Officer in 1991. Mr. Woltz also serves as President of Insteel Wire Products Company, and Florida Wire and Cable, Inc., the Company's operating subsidiaries. Mr. Woltz serves on the Executive Committee of the Company's Board of Directors.

         Frances H. Johnson, 80, has been a director of the Company since 1982. She and members of her family have been investors in the Company and its predecessors and have served as directors since 1958. She and members of her family own and manage Johnson Concrete Company, (a manufacturer of concrete block and pipe), of which she is President; Carolina Stalite Company (a manufacturer of expanded slate), of which she is managing partner; and B.V. Hedrick Gravel & Sand Co. (a producer of gravel, sand and crushed stone), of which she is a director.

         Charles B. Newsome, 63, has been a director of the Company since 1982. He is Executive Vice President and General Manager of Johnson Concrete Company and General Manager of Carolina Stalite Company, with which he has been affiliated for more than 20 years. Mr. Newsome serves on the Audit Committee of the Company's Board of Directors.

DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2002:

         W. Allen Rogers, II, 54, has been a director of the Company since 1986, except for a brief period during 1997 and 1998. Mr. Rogers is the President of Rogers & Company, Inc., an investment banking firm organized in 1998 which specializes in mergers and acquisitions. Previously, he served as Managing Director of KPMG BayMark Capital LLC, an investment banking firm, from 1995 until 1997 and of KPMG Peat Marwick LLP from 1997 until 1998. Mr. Rogers served as Senior Vice President/Investment Banking of Interstate/Johnson Lane Corporation from 1986 to 1995 and as a member of that firm's board of directors from 1990 to 1995. Mr. Rogers serves on the Executive Compensation Committee of the Company's Board of Directors.

         Gary L. Pechota, 51, has been a director of the Company's Board of Directors since 1998. Mr. Pechota has served as President, CEO and Chairman of the Board of Giant Cement Holding, Inc. since its inception in 1994. He has also served as President of Giant Cement Company, a subsidiary of Giant Cement Holding, Inc., since 1993, and as President of Keystone Cement Company since 1992. Prior to joining Keystone, Mr. Pechota served as President and CEO of South Dakota Cement from 1982 to 1992. Mr. Pechota serves on the Audit Committee of the Company's Board of Directors.

         William J. Shields, 68, has been a director of the Company's Board of Directors since 1998. Mr. Shields served as Chairman and CEO of Co-Steel, Inc., an international steel producer and scrap recycling company, from 1995 until his retirement in 1997. Mr. Shields has been retired since 1997. Mr. Shields previously served as President and CEO of Co-Steel, Inc. from 1987 until 1995. Mr. Shields serves on the Executive Compensation Committee of the Company's Board of Directors.

         SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth certain information, as of December 30, 2000, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the directors of the Company, (iii) the other named executive officers included in the "Summary Compensation Table," and
(iv) all directors and executive officers of the Company, as a group. Except as otherwise indicated, each shareholder has sole voting and sole investment power with respect to the shares beneficially owned by such shareholder.

                                              AMOUNT AND NATURE OF BENEFICIAL
                                                         OWNERSHIP
                                             ---------------------------------
                                                NUMBER OF           PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER              SHARES              CLASS
------------------------------------              ------              -----
5% SHAREHOLDERS
   Artisan Partners L. P. (1)(2).............    1,049,100            11.9%
   Franklin Advisory Services, Inc. (1)(3)...      810,000             9.2%
   Johnson Concrete Company (4)..............      620,263             7.0%
   Dimensional Fund Advisors (1)(5)..........      559,561             6.3%
DIRECTORS (6)
   Howard O. Woltz, Jr. (7)..................      819,315             9.6%
   H. O. Woltz III  .........................      359,398             4.2%
   C. Richard Vaughn ........................      123,122             1.5%
   Frances H. Johnson (8)  ..................       66,892              *
   Charles B. Newsome  ......................       49,897              *
   Louis E. Hannen  .........................       45,377              *
   Gary L. Pechota  .........................       21,010              *
   W. Allen Rogers, II  .....................       20,015              *
   William J. Shields .......................        9,010              *
OTHER NAMED EXECUTIVE OFFICERS (6)
   Michael C. Gazmarian......................       81,885              *
   Gary D. Kniskern..........................       60,328              *
   All directors and executive officers,
     as a group (11 persons).................    2,276,512            25.8%
-----------------
*  Less than 1%.
(1) Beneficial ownership information based on Thomson Financial Stock Alert as of December 30, 2000.
(2) The address of Artisan Partners L.P. is 1000 North Water Street #1770, Milwaukee, WI 53202.
(3) The address of Franklin Advisory is 777 Mariners Island Boulevard, San Mateo, CA 94403-7777.
(4) Excludes 66,892 shares owned or which are obtainable within 60 days of December 30, 2000 upon the exercise of stock options by Mrs. Frances H. Johnson. The shares held in the name of Johnson Concrete Company are beneficially owned by Frances H. Johnson, who is President of Johnson Concrete Company, and, as such, Mrs. Johnson has voting and dispositive power over the shares of the Company's Common Stock owned of record by such company. The 687,155 shares held of record collectively by Mrs. Johnson and Johnson Concrete Company represent 8.1% of the outstanding common stock. Johnson Concrete Company is owned by Mrs. Johnson and members of her family. The address of Johnson Concrete Company is P. O. Box 1037, Salisbury, NC 28144.
(5) Based on information provided by Dimensional Fund Advisors, Inc. ("Dimensional"), in its role as investment advisor to four investment companies and investment manager to certain other investment vehicles, Dimensional posses both voting and investment power over these shares. Dimensional disclaims beneficial ownership of these shares. The address of Dimensional is 1299 Ocean Avenue Santa Monica, CA 90401.
(6) Ownership reflects shares obtainable within 60 days of December 30, 2000, upon the exercise of stock options as follows: Mrs. Johnson, 12,000 shares; Mr. Woltz, Jr., 60,456 shares; Mr. Woltz III, 87,302 shares; Mr. Newsome, 12,000 shares; Mr. Hannen, 31,965 shares; Messrs. Vaughn and Rogers each with 12,000 shares; Messrs. Pechota and Mr. Shields, each with 6,000 shares; Mr. Gazmarian, 74,117 shares; and Mr. Kniskern, 49,627 shares. The numbers shown also include shares allocated to participants in the Company's Retirement Savings Plan under its matching provisions as follows: Mr. Woltz III, 1,658 shares; Mr. Woltz, Jr., 130 shares; and Mr. Kniskern, 1,295 shares.

(7) The shares shown as being beneficially owned by Howard O. Woltz, Jr., include 72,919 shares (less than 1%) held by a trust of which Mr. Woltz and a bank are trustees. The trustees share voting and investment power with respect to such shares. Includes 110,308 shares owned by the wife of Howard O. Woltz, Jr., beneficial ownership of which is disclaimed.
(8) Excludes 620,263 shares held of record by Johnson Concrete Company. The shares held in the name of Johnson Concrete Company are beneficially owned by Frances H. Johnson, who is President of Johnson Concrete Company, and, as such, Mrs. Johnson has voting and dispositive power over the shares of the Company's Common Stock owned of record by such company. Johnson Concrete Company is owned by Mrs. Johnson and members of her family. Johnson Concrete Company disclaims beneficial ownership of the 66,892 shares held in the name of Mrs. Johnson. The 687,155 shares held of record collectively by Mrs. Johnson and Johnson Concrete Company represent 8.1% of the outstanding common stock.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and greater than ten percent owners and officers to report their beneficial ownership of the Common Stock and any changes in that ownership to the SEC. Specific dates for such reporting have been established by the SEC and the Company is required to report in its proxy statement any failure to file by the established dates during the last fiscal year. To the Company's knowledge, all of these filing requirements were satisfied by the Company's directors and officers during the last fiscal year. In making this statement, the Company has relied on the written representations of its incumbent directors and officers and copies of the reports that have been filed with the SEC.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The table below provides information regarding the cash compensation paid by the Company to the named executive officers for services of such person in all capacities during the fiscal years ended September 30, 2000, October 2, 1999 and October 3, 1998.

                                                                                             LONG-TERM
                                                                                            COMPENSATION
                                                             ANNUAL COMPENSATION               AWARDS
                                                             -------------------               ------
                                                                                             SECURITIES            ALL OTHER
                                                                                             UNDERLYING          COMPENSATION
NAME AND PRINCIPAL POSITION            FISCAL YEAR      SALARY ($)      BONUS ($)(1)         OPTIONS (#)            ($)(2)
---------------------------            -----------      ----------      ------------         -----------            ------
Howard O. Woltz, Jr.                        2000         161,740             -                  25,059              2,505
Chairman of the Board                       1999         161,740          143,592               21,125              4,068
                                            1998         160,000             -                  29,615              4,666

H. O. Woltz III                             2000         313,679             -                  48,490              4,262
President and Chief                         1999         282,223          250,631               35,067              4,302
Executive Officer                           1998         243,000             -                  44,978              2,207

Michael C. Gazmarian                        2000         179,792             -                  27,677              3,518
Chief Financial Officer and                 1999         166,422          134,431               18,907              4,044
Treasurer                                   1998         133,000             -                  24,617              2,216

Gary D. Kniskern                            2000         132,141             -                  20,423              3,124
Vice President-Administration               1999         125,525          110,901               16,172              3,734
and Secretary                               1998         120,000             -                  22,211              2,576
----------------------

(1) Bonus includes total amount earned based on performance for the fiscal year indicated. Under the terms of the Return on Capital Incentive Compensation Plan, additional amounts may be distributed in the future, depending on the financial performance of the Company in subsequent years. See "Executive Compensation Committee Report."
(2) Represents the current dollar value of the benefit to the named executive officers of the remainder of the premiums paid by the Company during the fiscal year under its Split-Dollar Life Insurance Plan as follows: Mr. Woltz, Jr., $2,505; Mr. Woltz III, $238; Mr. Kniskern, $513; Mr. Gazmarian, $211. Also includes the amount of company matching funds paid into the Company's Retirement Savings Plan on behalf of the named executive officers, as follows: Mr. Woltz, Jr. $0 ; Mr. Woltz III, $4,024; Mr. Kniskern, $2,611; and Mr. Gazmarian, $3,307.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The table below provides information regarding stock options which have been granted on a semi-annual basis to the named executive officers of the Company during fiscal 2000:


                                                    INDIVIDUAL GRANTS
                                -------------------------------------------------------------
                                                  PERCENT OF
                                                TOTAL OPTIONS
                                 NUMBER OF        GRANTED TO                                        POTENTIAL REALIZED
                                SECURITIES       EMPLOYEES IN      EXERCISE                          VALUE AT ASSUMED
                                UNDERLYING       FISCAL YEAR       OR BASE                         ANNUAL RATES OF STOCK
                                  OPTIONS        -----------       PRICE PER       EXPIRATION      PRICE APPRECIATION FOR
NAME                            GRANTED (1)          (%)           SHARE ($)          DATE           OPTION TERM (2)($)
----                            -----------          ---           ---------          ----           ------------------

                                                                                                      5%            10%
                                                                                                      --            ---
                                   9,656             4.5%            8.375          02/01/10        50,858        128,885
Howard O. Woltz, Jr.
                                  15,403             7.2              5.25          08/08/10        50,850        128,879


                                  18,014             8.4             8.375          02/01/10        94,879        240,443
H. O. Woltz III
                                  30,476            14.2              5.25          08/08/10       100,622        254,997


                                   7,566             3.5             8.375          02/01/10        39,850        100,988
Gary D. Kniskern
                                  12,857             6.0              5.25          08/08/10        42,450        107,576


                                   9,582             4.5             8.375          02/02/10        50,468        127,897
Michael C. Gazmarian
                                  18,095             8.4              5.25          08/08/10        59,744        151,404
--------------------------

(1) Options are granted at fair market value and become exercisable in five equal annual installments beginning on the date of grant.
(2) The dollar amounts under these columns represent the potential realizable value of each grant of option assuming that the market price of the Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the price of the Common Stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The table below provides information regarding stock options exercised during fiscal 2000 and the value of options outstanding at September 30, 2000 for all executive officers of the Company:


                                  SHARES
                                 ACQUIRED       VALUE           NUMBER OF SECURITIES            VALUE OF UNEXERCISED IN-THE-
                                    ON        REALIZED         UNDERLYING UNEXERCISED             MONEY OPTIONS AT FISCAL
NAME                             EXERCISE        ($)         OPTIONS AT FISCAL YEAR-END                 YEAR-END (1)
-------------------------------------------------------------------------------------------------------------------------------

                                                            EXERCISABLE     UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
                                                            -----------     -------------       -----------       -------------
Howard O. Woltz, Jr.                -             -           55,467            47,236              $0                 $0
H. O. Woltz III                     -             -           79,339            81,588               0                  0
Gary D. Kniskern                    -             -           45,684            36,985               0                  0
Michael C. Gazmarian                -             -           69,567            45,364               0                  0
---------------

(1) The dollar value is calculated by determining the difference between the fair market value per share of the Common Stock on September 29, 2000 and the option price per share.


                     EXECUTIVE COMPENSATION COMMITTEE REPORT

OVERVIEW

         The Executive Compensation Committee (the "Committee") of the Board of Directors consists of three directors who are not employed by the Company. The Committee regularly reviews and determines the actual compensation of the Company's executive officers, as well as stock option grants and incentive bonuses. The Company's executive compensation program consists of three principal components: (1) base salaries; (2) annual performance-based compensation as determined through the Company's Return on Capital Incentive Plan; and (3) long-term incentives provided through the Company's 1994 Employee Stock Option Plan. The Company's Board of Directors believes that the executive compensation program should be weighted heavily toward performance-based compensation. The Company believes its policy with respect to base salaries, in combination, with its Return on Capital Incentive Compensation Plan and its 1994 Employee Stock Option Plan, fulfills this performance-based compensation objective.

BASE SALARIES

          The Committee annually reviews various compensation studies and surveys, as well as proxy statements of other public companies to establish base salaries. The Company's policy is to set base salaries near the median level of compensation for similar positions in similar industries. The Committee believes that this policy enables the Company to recruit new members of management as necessary, and retain existing management personnel.

         With the preceding views in mind, the Committee recommended, and the Board of Directors approved the following salaries for the Company's executive officers, including the executives named in the Summary Compensation Table below, effective February 6, 2000: Howard O. Woltz, Jr., Chairman of the Board, $161,740, the same as the prior fiscal year; H. O. Woltz III, President and CEO, $320,000; Michael C. Gazmarian, Chief Financial Officer and Treasurer, $190,000; and Gary D. Kniskern, Vice President - Administration and Secretary, $135,000. These recommendations represented a 6% increase for Mr. Woltz III, an 18% increase for Mr. Gazmarian, and a 6% increase for Mr. Kniskern. These salary increases were made to set base salaries near the median level of compensation for similar positions in similar industries as determined by the Committee from various current compensation studies and surveys.

ANNUAL PERFORMANCE-BASED COMPENSATION

         Executive officers participate in the Company's Return on Capital Incentive Compensation Plan which became effective in 1995. The Plan is an incentive bonus plan with bonuses based primarily based on improvements in the Company's return on average capital after giving effect to the Company's cost of capital.

Under the provisions of the plan, Target Return on Capital is set annually by a formula defined in the plan. Return on Capital is the operating profit remaining after giving effect to the Company's cost of capital and after taxes have been paid.

         The Target Bonus for executive officers of the Company was established at 50% of base compensation in 1999. If the Company's financial performance exceeds the formula based Target Return on Capital, incentive compensation in excess of the Target Bonus may be earned. In the event that incentive compensation in excess of the Target Bonus is earned in a year, the payment to an executive is equal to 100% of his Target Bonus plus one third of the amount earned in excess of the Target Bonus. The balance of the incentive earned in the year is deferred, or "banked," for potential distribution in the future, depending on the future financial performance of the Company. The deferred amounts are "at risk" and the bank balance will decline if future performance falls below levels prescribed by the Plan. If the financial performance of the Company results in a bonus of less than the Target Bonus, but greater than zero, "banked" amounts that are deferred from prior years may be drawn down to supplement the incentive payment for the year. In such case, the total incentive payment to the executive would not exceed his Target Bonus. If the financial performance of the Company results in a negative bonus for the year, deferred amounts that were "banked" in prior years will be reduced. The deferred portion cannot be reduced below zero, but the entire deferred balance remains "at risk" based on the future financial performance of the Company.

         Under current policy, 50% of any distribution to executive officers will be paid in the form of Common Stock of the Company, with the remaining portion paid in cash. The Company may elect to alter the percentages of the award payable in stock and cash in the future. No bonus amounts were earned under the Return on Capital by the named executive officers for fiscal 2000. Each executive officer of the Company earned incentive compensation in fiscal 1999 in excess of the Target Bonus. Pursuant to the terms of the plan, two-thirds of the excess was "banked." While the plan provides for the possible payment of "banked" amounts that were earned in prior years, the Committee and management recommended that no payments of amounts earned in prior years would be made at the current time. The Committee will consider the matter later in the fiscal year.

LONG-TERM INCENTIVE COMPENSATION (STOCK OPTIONS)

         As amended, the Company's 1994 Employee Stock Option Plan authorizes the issuance of up to 1,500,000 shares of Common Stock that have been reserved for the benefit of key management employees of the Company upon the exercise of options granted under the plan. Options to purchase 210,784 shares of Common Stock were granted during fiscal 2000. As of December 30, 2000, options to purchase an aggregate of 748,166 shares were outstanding at an average exercise price of $6.76 per share. The shares issuable under the plan have been registered with the U. S. Securities and Exchange Commission (the "SEC").

         Under the 1994 Employee Stock Option Plan, as recommended by the Committee and approved by the Board of Directors, top level management personnel, which includes executive officers, receive semi-annual grants of stock options. For fiscal 2000, the Committee approved the grant of stock options to executive officers equal to such number of shares as may be obtained by dividing each officer's annual salary by the fair market value of the Common Stock on the date of grant. Options are granted at an option price equal to fair market value on the date of grant and vest in installments over five years. During 2000, executive officers were granted options as follows: Howard O. Woltz, Jr., 9,656 shares at a per share price of $8.37, and 15,403 shares at a per share price of $5.25; H. O. Woltz, III, 18,014 shares at a per share price of $8.37, and 30,476 shares at a per share price of $5.25; Michael C. Gazmarian, 9,582 shares at a per share price of $8.37, and 18,095shares at a per share price of $5.25 and Gary D. Kniskern, 7,566 shares at a per share price of $8.37, and 12,857 shares at a per share price of $5.25. These stock option grants are also reflected in the Option Grants table, below

2000 CEO COMPENSATION

         During fiscal 2000, the Chief Executive Officer, H. O. Woltz, III, was paid $313,679. In February 2000, the base salary of the Chief Executive Officer was increased from $301,740 to $320,000. See "Base Salaries."

         In fiscal 2000, Mr. Woltz received a distribution under the Return on Capital Incentive Compensation Plan of $250,631 which was earned in fiscal 1999. The Committee determined that no bonus or bank balance would be paid at the current time to Mr. Woltz for fiscal year 2000. See "Annual Performance-Based Compensation."

         Mr. Woltz received a grant of stock options for 48,490 shares of the Company's Common Stock during fiscal 2000 under the 1994 Employee Stock Option Plan. These options were granted under the Company's policy of awarding annual grants to executive officers with a value on the date of grant equal to such officer's annual salary. Such options are granted at an option price equal to the fair market value on the date of grant. See "Long-Term Incentive Compensation (Stock Options)."

POLICY WITH RESPECT TO THE $1 MILLION DEDUCTIBLE LIMIT

         Section 162(m) of the Internal Revenue Code (the "Code") generally limits amounts that can be deducted for compensation paid to certain executives to $1,000,000 unless certain requirements are met. No executive officer receives compensation in excess of $1,000,000 and therefore there are no compensation amounts that are nondeductible at present. The Committee will continue to monitor the applicability of Section 162(m) to the Company's compensation program.

         The Committee believes that the foregoing combination of base salaries, annual performance-based compensation and long-term incentive compensation have helped develop a senior management group dedicated to achieving significant improvement in both the short-term and long-term financial performance of the Company.


                                  EXECUTIVE COMPENSATION COMMITTEE
                                  C. Richard Vaughn (Chairman)
                                  W. Allen Rogers, II
                                  William J. Shields

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         C. Richard Vaughn, a member of the Executive Compensation Committee, is Chairman of the Board of John S. Clark Company, Inc. ("Clark"), a general building contractor located in Mount Airy, North Carolina. During the last fiscal year, the Company made certain payments to Clark for miscellaneous consulting and construction projects entered into in the normal course of business. The aggregate amount of such payments to Clark was $414,882. The Company believes that the terms of all transactions with Clark were no less favorable to the Company than transactions with unaffiliated entities.

                            REMUNERATION OF DIRECTORS

ANNUAL RETAINER AWARDS AND MEETING FEES

         Each of the Company's non-employee directors receives an annual retainer award plus reimbursement of expenses incurred as a director under a proposal adopted at the 1998 Annual Meeting of Shareholders. The amount of the annual retainer award for each year is determined by the Board before the start of the retainer year. The retainer year begins on the date of the Annual Meeting of Shareholders at which directors are elected and ends on the date of the next following Annual Meeting of Shareholders at which directors are elected. The retainer award may be paid in cash or in shares of Common Stock of the Company, or a combination of cash and Common Stock, as determined by the Board. The designated cash portion of the retainer will be paid in equal quarterly installments and the designated stock portion of the retainer will be paid at the annual meeting of the Board of Directors following the Annual Meeting of Shareholders at which directors are elected. The annual retainer award paid for 2000 to each non-employee director was $18,000, a minimum of 50% of which was paid in Common Stock and the balance was paid in cash. Non-employee members of the Audit and Executive Compensation Committees receive a fee of $500 for each meeting of the respective committee. Non-employee directors are eligible to receive stock options under the 1994 Director Stock Option Plan (discussed below).

DIRECTOR STOCK OPTION PLANS

         The Company's 1994 Director Stock Option Plan permits the issuance of up to 200,000 shares of Common Stock pursuant to the grant of stock options to non-employee directors of the Company. The plan provides that, following the close of business of the Company on the date of each Annual Meeting of Shareholders, each non-employee director will receive an option to purchase 2,000 shares of the Company's Common Stock exercisable at the fair market value of the Common Stock on the date of grant. These options vest in full at the time of grant. The plan also authorizes the board to grant options to non-employee directors who are appointed or elected to the Board at a time other than at the Annual Meeting. These options are subject to the same general terms and conditions as options granted following the annual meeting. During fiscal 2000, options to purchase 2,000 shares at an exercise price of $8.375 were granted to each non-employee director of the Company. Under the plan, each non-employee director will receive options to purchase 2,000 shares of the Company's Common Stock at the close of business on February 16, 2001, the date of the 2001 Annual Meeting of Shareholders. The option price is equal to the fair market value per share of the Common Stock on the date of grant. The shares issuable under the plan have been registered with the SEC.

         On February 7, 1995, the Board of Directors of the Company adopted a non-qualified stock option plan for the benefit of Louis E. Hannen, a director. Under the plan, Mr. Hannen was granted an option to purchase 19,965 shares of the Company's Common Stock at the exercise price of $7.875. The options are fully vested and expire February 7, 2005. The shares issuable under the plan are not registered with the SEC.

                              CORPORATE GOVERNANCE

         The Company's Board of Directors held seven meetings during fiscal 2000. All directors attended at least 75% of the meetings of the Board of Directors and of all committees on which such director served.

         The Board of Directors has an Audit Committee, which assists the Board of Directors in fulfilling its responsibilities to stockholders concerning the Company's financial reporting and internal controls, and facilitates open communication among the Audit Committee, Board of Directors, outside auditors and management. The Audit Committee discusses with management and the outside auditors the financial information developed by the Company, the Company's system of internal controls and the Company's audit process. The Audit Committee recommends to the Board each fiscal year the independent auditors who will audit the books of the Company for that year. The independent auditors meet with the Audit Committee (both with and without the presence of the Company's management) to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A. The Audit Committee consists of Messrs. Hannen (Chairman), Newsome and Pechota, each of whom is "independent" as defined under the rules of the New York Stock Exchange. The Audit Committee met once during fiscal 2000. See "Audit Committee Report."

         The Executive Compensation Committee of the Board makes salary recommendations to the Board for executive officers and administers the employee stock option program. This committee is comprised of C. Richard Vaughn (Chairman), W. Allen Rogers, II and William J. Shields. See "Executive Compensation Committee Report." The Executive Compensation Committee met once during fiscal 2000.

         The Company's Board of Directors does not have a nominating committee. The full Board of Directors performs the functions that a nominating committee might provide. Any shareholder who wishes to recommend a nominee for consideration at any annual or special meeting held for the election of directors must do so in compliance with the procedures set forth in the Company's By-laws.

                             AUDIT COMMITTEE REPORT

         As noted above, management is responsible for the Company's internal controls and the financial reporting process. The independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         In this context, the Committee has reviewed the audited financial statements and has met and held discussions with respect to such audited financial statements with management and Arthur Andersen LLP, the Company's independent public accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated statements with management and Arthur Andersen. The Committee and Arthur Andersen have discussed matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent public accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed the firm's independence with the Committee.

         Based on the Committee's review of the audited financial statements, discussions with management and Arthur Andersen, and the Committee's review of the representations of management and the written disclosures and report of Arthur Andersen, the Committee recommends that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2000 filed with the Securities and Exchange Commission.

                                        AUDIT COMMITTEE
                                        Louis E. Hannen (Chairman)
                                        Gary L. Pechota
                                        Charles B. Newsome

         The foregoing Audit Committee Report shall not be incorporated by reference into any of the Company's prior or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by the Company in any such filing.


                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock and assuming a $100 investment on September 30, 1995 and the reinvestment of dividends, with the cumulative total return of companies on the Standard & Poor's 500 Index and the Standard & Poor's Manufacturing (Diversified Industrial) Index. The indices are included for comparison purposes only and do not necessarily reflect management's opinion that these indices are appropriate measures of the relative performance of the Company's Common Stock. The graph is not intended to forecast or be indicative of the future performance of the Company's Common Stock. The following performance graph shall not be deemed incorporated by reference in any filing made under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
              AMONG INSTEEL INDUSTRIES, INC., THE S & P 500 INDEX
                AND THE S & P MANUFACTURING (DIVERSIFIED) INDEX


                              [PERFORMANCE GRAPH]


* $100 INVESTED ON 9/30/95 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.


                                         CUMULATIVE TOTAL SHAREHOLDER RETURN
                                                 AS OF SEPTEMBER 30,
                                      ----------------------------------------
                                      1995   1996   1997   1998   1999   2000
                                      ----   ----   ----   ----   ----   ----
Insteel  Industries, Inc...........   $100    96.4  116.8   73.5  141.7   67.1
S & P 500..........................   $100   120.3  169.0  184.3  235.5  266.8
S & P Manufacturing (Diversified)..   $100   128.8  179.3  161.6  253.4  250.5

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

         In May 1997, the Company sold the assets of its ICS ("Insteel Construction Systems") division to ICS 3-D Panel Works, Inc. ("ICSPW"), a new corporation organized by the division's management group, for a purchase price of $1,160,833, consisting of a 10% promissory note in the amount of $955,305 due May 30, 2002, payable in installments of $10,000 per month for the first year, $15,000 per month for the second year, and $20,000 per month for the third through the fifth years. The promissory note is secured by a deed of trust on the real property. In connection with the sale, the Company entered into a 15-year lease with ICSPW of the Georgia facility previously occupied by the ICS division, which provided for lease payments of $13,661 per month. Howard O. Woltz, Jr., Chairman of the Company, is a principal shareholder and member of the board of directors of ICSPW. Prior to the sale, the Audit Committee of the Company's Board of Directors reviewed the terms of the proposed transaction, focusing in particular on the participation of Mr. Woltz as an investor in and director of ICSPW. Based upon the continuing operating losses of ICS and the prospective financial benefit to the Company from the sale of the division, the Audit Committee concluded that (1) Mr. Woltz's participation was essential to the transaction and would be beneficial to the Company and (2) approval of the transaction was in the best interests of the Company. Based upon the Audit Committee's recommendation, the Board of Directors approved the transaction. In November 1998, a six-month deferral of both the note and lease payments was granted due to ICSPW's slow cash flow. In May 1999, the Company determined that deferral of the payments should be continued. The deferred amount includes interest on the deferred portion of the note accruing from the date of issuance and interest on the deferred lease payments accruing at a rate of 10% per year from the original due dates of each lease payment. The deferred amount, which will continue to accrue interest until paid in full, is scheduled to become due at the end of the applicable scheduled payment period. The Company agreed to the extension of the deferral after consideration of a number of factors, including
(1) the deferral of the note and lease payments may benefit the Company by enhancing ICSPW's long-term prospects for discharging its obligations under the note and the lease; (2) the fully secured nature of the obligation; and (3) ICSPW's representations that ICSPW is contemplating a restructuring that would allow payment of the debt in full. As of December 30, 2000, unpaid principal on the promissory note was $895,798. The largest aggregate amount of indebtedness under the promissory note since the beginning of the Company's last fiscal year was $1,066,498.

         Frances H. Johnson, a director, is President, and along with members of her family, owner of Johnson Concrete Company. Charles B. Newsome, a director, is Executive Vice President and General Manager of Johnson Concrete Company. During fiscal 2000, Johnson Concrete purchased materials from the Company valued at $288,114 ($234,856 for fiscal 1999) for use or resale in their normal course of business.

         C. Richard Vaughn, a director, is Chairman of the Board of John S. Clark Company, Inc. ("Clark"), a general building contractor. During the last fiscal year, the Company made certain payments to Clark for miscellaneous consulting and construction projects entered into in the normal course of business. The aggregate amount of such payments to Clark was $414,882.

         Management believes that amounts paid by the Company in connection with the transactions described above are reasonable and no less favorable to the Company than would have been paid pursuant to arms' length transactions with unaffiliated parties.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP has served as the Company's independent public accountants since 1996 and has been approved to serve for fiscal 2001. Management is aware of no direct financial interest or any material indirect financial interest existing between the Company and its accountants.

         The Company's independent public accountants are selected annually by the Board of Directors upon recommendation of the Audit Committee. A representative from Arthur Andersen LLP is expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if it desires to do so and to respond to appropriate questions.

                           ANNUAL REPORT ON FORM 10-K

         The Company's Annual Report on Form 10-K for the year ended September 30, 2000 is available without charge upon request from the Company. Requests for copies of the Annual Report on Form 10-K should be sent to the Company's Chief Financial Officer and Treasurer, at the Company's principal executive offices.

                                  OTHER MATTERS

         The Board does not know of any other matter which may come before the Meeting. If any other matters are properly presented to the Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote, or otherwise to act, in accordance with their best judgment on such matters.

         The Board hopes that Shareholders will attend the Meeting. Whether or not you plan to attend, you are urged to sign, date and complete the enclosed proxy card and return it in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Shareholders who attend the Meeting may vote their shares even though they have sent in their proxies.

                SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         Any shareholder desiring to present a proposal to be included in the proxy statement for action at the Company's 2002 Annual Meeting must deliver the proposal to the Company at its principal executive offices no later than September 28, 2001. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

         Any shareholder desiring to present a proposal which is not intended to be included in the proxy materials for the Company's 2002 Annual Meeting must deliver the proposal to the Company at its principal executive offices no later than October 28, 2001. The Company's Bylaws contain procedures that shareholders must follow in order to present business at an annual meeting of shareholders. A shareholder may obtain a copy of these procedures from the Company's Secretary. If a Shareholder fails to provide timely notice of a proposal to be presented at the 2002 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

                                            By Order of the Board of Directors


                                            Gary D. Kniskern
                                            Secretary
Mount Airy, North Carolina
January 26, 2001

APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            INSTEEL INDUSTRIES, INC.

         The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Insteel Industries, Inc. (the "Company") and shall report to and assist the Board by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company, as well as such other matters as directed by the Board or this Charter.

Composition

         (1) The Committee shall consist of at least three members of the Board all of whom shall have no other relationship to the Company that may interfere with the exercise of his or her independence from management and the Company and otherwise shall satisfy the independence requirement of the New York Stock Exchange applicable to audit committee members.
         (2) Each Committee member shall be financially literate or shall become financially literate within a reasonable period of time after appointment to the Committee.
         (3) At least one member of the Committee shall have accounting or related financial management expertise.

Meetings

         The Committee shall meet at least twice per year. The Committee shall meet at least once per year with the independent auditor, and shall meet with the internal auditor or other members of management as the Committee deems necessary.

Specific Duties

         In carrying out its oversight responsibilities, the Committee shall perform the following functions:

         (1) Review with the company's management, independent auditors and internal auditor the company's policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls. Review with the company's management, the independent auditors and the internal auditor the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.
         (2) Have familiarity with the accounting and reporting principles and practices applied by the Company in preparing its financial statements.
         (3) Review with the independent auditors, prior to the audit, the planning and staffing of the audit, including the auditors' engagement letter, and approve the fees to be paid to the auditors. The committee's review should entail an understanding from the independent auditors of the factors considered by the auditors in determining the audit scope.
         (4) Review with management the extent of nonaudit services planned to be provided by the independent accountants, in relation to the objectivity needed in the audit
         (5) Prior to filing of the Company's Annual Report on Form 10-K, review with management the annual audited financial statements, with emphasis on (i) major issues regarding accounting and auditing principles and practices, including any changes in such principles during the year, (ii) significant financial reporting issues and judgments that arose or were made in connection with the preparation of the audited financial statements, including any adjustments proposed by the independent auditors and (iii) significant transactions not a normal part of the Company's operations.
         (6) Review with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, and any problems or difficulties the auditors may have encountered (including any restrictions on the scope of activities or access to required information), any management letter provided by the auditors and the Company's response to that letter.

         (7) Evaluate the cooperation received by the independent accountants during their audit examination. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the company's needs. Inquire of the independent accountants whether there have been any disagreements with management which if not satisfactorily resolved would have caused them to issue a nonstandard report on the company's financial statements.
         (8) Discuss with the independent accountants the quality of company's financial and accounting personnel and review feedback with the Chief Financial Officer prior to reporting to the Board. Review written responses of management to the "letter of comments and recommendations" from the independent accountants.
         (9) Together with the Board, review and evaluate the performance of the independent auditors, which are ultimately accountable to the Board and the Committee, and annually recommend to the Board the appointment of the independent auditors or recommend that the Board replace the auditors when circumstances warrant.
         (10) Evaluate the independence of the outside auditors by periodically obtaining a formal written statement from the auditors delineating all relationships between The auditors and the Company and any other relationships that may adversely affect the independence of the auditors, discuss the impact on auditor objectivity and independence of the disclosed relationships and services, and recommend appropriate Board action in response to the auditors' written statement to satisfy the Committee as to the auditors' independence.
         (11) Annually prepare a report to shareholders as required by the Securities and Exchange Commission for inclusion in the Company's annual proxy statement.
         (12) Review with the internal auditor the annual internal audit plan and quarterly update reports regarding internal audit activities, and review significant reports to management prepared by the internal auditing department and management's responses.
         (13) Maintain minutes of meetings and periodically report to the Board on significant results of Committee activities.
         (14) Review the Audit Committee Charter on an annual basis and recommend to the Board any modifications to the Charter that the Committee deems appropriate for the approval by the Board.


Scope of  Responsibilities

                  The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors and not to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. The Committee is empowered, at Company Expense, to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities and may request any officer or employee of the Company, the independent auditors or the Company's outside counsel to meet with any members of, or consultants to, the Committee.

         This is to certify that the foregoing is a true and correct copy of the Audit Committee Charter adopted by the Board of Directors of Insteel Industries, Inc. on the ______day of _____________ 2000.

                                    BY:_______________________________________
                                                    Secretary

                                                                   Form of Proxy

                                      PROXY
                            INSTEEL INDUSTRIES, INC.
               1373 Boggs Drive - Mount Airy, North Carolina 27030

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                February 16, 2001

         This Proxy is being solicited on behalf of the Board of Directors of the Company.

         The undersigned, having received notice of the Annual Meeting of Shareholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Howard O. Woltz, Jr. and H. O. Woltz, III, and each of them, as agents and proxies of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Shareholders of INSTEEL INDUSTRIES, INC. (the "Company") to be held at the Cross Creek Country Club, 845 Greenhill Road, Mount Airy, North Carolina 27030, on Friday, February 16, 2001, at 10:00 a.m. local time, and any adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. A VOTE "FOR" EACH DIRECTOR NOMINEE IS RECOMMENDED BY THE BOARD OF DIRECTORS.

(1)      ELECTION OF THREE DIRECTORS

         Nominees: Howard O. Woltz, Jr., C. Richard Vaughn, Louis E. Hannen

         [ ] VOTE FOR all nominees listed (except as marked to the contrary).

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed.
         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.

(2) To vote, in the discretion of said agents and proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

  PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE. SEE OTHER SIDE.
                  (continued and to be signed on reverse side)

                           (continued from other side)

THE UNDERSIGNED UNDERSTANDS THAT THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED AND IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE AGENTS APPOINTED HEREIN.


Dated:
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SIGNATURES

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, each owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.


          [ ] Please mark this box if you plan to attend the meeting.

          [ ] Has your address changed?  If so, please provide your new address:

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                IMPORTANT! PLEASE SIGN, DATE AND RETURN PROMPTLY.